                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission only (as Permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material under Rule 14a-11(c) or Rule 14a-12

                                  AXCESS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
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    (2) Aggregate number of securities to which transaction applies:
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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
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

                                  AXCESS INC.
                             3208 Commander Drive
                            Carrollton, Texas 75006
                          Telephone:  (972) 407-6080
                          Telecopier:  (972) 407-9085


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of AXCESS Inc. on Wednesday, June 6, 2001, at 9:00 a.m., central daylight time. The meeting will be held at the Company's corporate headquarters, 3208 Commander Drive, Carrollton, Texas 75006. The Company's board of directors and management look forward to greeting those stockholders able to attend in person.

     At the meeting, the Company's stockholders will be asked:

     1. To consider and vote on a proposal to elect Richard C.E. Morgan, Allan Griebenow, Paul J. Coleman, Jr., Gregory W. Haskell, Robert J. Bertoldi and David J. Illingworth as directors of the Company to serve until the next annual meeting of stockholders;

     2.  To approve the AXCESS Inc. 2001 Equity Incentive Plan;

     3. To ratify the selection of Ernst & Young LLP as the independent auditor of the Company for the fiscal year ended December 31, 2001; and

     4. To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

     The Company's board of directors has unanimously approved each of the proposals set forth above and urges you to vote in favor of each of the proposals. Information about the business to be conducted at the meeting is set forth in the accompanying proxy statement, which you are urged to read carefully. During the meeting, I will review with you the affairs and progress of the Company during the fiscal year ended December 31, 2000. Officers of the Company will be present to respond to questions from stockholders.

     The vote of every stockholder is important. The board of directors appreciates and encourages stockholder participation in the Company's affairs. Whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy promptly in the envelope provided. Your shares will then be represented at the meeting, and the Company will be able to avoid the expense of further solicitation. If you attend the meeting, you may, at your discretion, withdraw the proxy and vote in person.

     On behalf of the board of directors, thank you for your cooperation and continued support.


                                                Sincerely,



                                                Richard C.E. Morgan
                                                Chairman of the Board

                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 6, 2001

                                 --------------

     You are hereby notified that the Annual Meeting of the Stockholders of AXCESS Inc. will be held at the Company's corporate headquarters, 3208 Commander Drive, Carrollton, Texas, on June 6, 2001 at 9:00 a.m., central daylight time, for the following purposes:

     1. To consider and vote on a proposal to elect Richard C.E. Morgan, Allan Griebenow, Paul J. Coleman, Jr., Gregory W. Haskell, Robert J. Bertoldi and David J. Illingworth as directors of the Company to serve until the next annual meeting of stockholders;

     2.  To approve the AXCESS Inc. 2001 Equity Incentive Plan;

     3. To ratify the selection of Ernst & Young LLP as the independent auditor of the Company for the fiscal year ended December 31, 2001; and

     4. To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

     Only the stockholders of record at the close of business on April 27, 2001, are entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the annual meeting will be available for examination at 3208 Commander Drive, Carrollton, Texas 75006, for ten days prior to the annual meeting.

     Whether or not you plan to attend the meeting in person, you are urged to fill out, sign and mail promptly the enclosed proxy in the accompanying envelope. No postage is required if mailed in the United States. Proxies forwarded by or for brokers or fiduciaries should be returned as requested by them. The prompt return of proxies will save the expense involved in further communication.

                                     By Order of the Board of Directors,



                                     James R. Craig, Secretary
Carrollton, Texas
April 30, 2001

                                 --------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 6, 2001

                                 --------------

                                  SOLICITATION

     This proxy statement and the accompanying form of proxy are being mailed to stockholders commencing on or about May 10, 2001, in connection with the solicitation by the board of directors of AXCESS Inc. of proxies from the holders of the following securities of the Company:

     (a) Voting Common Stock, $0.01 par value per share (the "Voting Common Stock");

     (b) Series A Convertible Preferred Stock, $0.01 par value per share (the "Series A Preferred Stock");

     (c) Series B Convertible Preferred Stock, $0.01 par value per share (the "Series B Preferred Stock");

     (d) Series C Convertible Preferred Stock, $0.01 par value per share (the "Series C Preferred Stock");

     (e) Series I Convertible Preferred Stock, $0.01 par value per share (the "Series I Preferred Stock"); and

     (f) Series 1999 Convertible Preferred Stock, $0.01 par value per share (the "Series 1999 Preferred Stock").

     The annual meeting of stockholders of the Company will be held at the Company's corporate headquarters, 3208 Commander Drive, Carrollton, Texas 75006, on June 6, 2001 at 9:00 a.m., central daylight time, as set forth in the accompanying Notice of Annual Meeting of Stockholders and at any adjournment or postponement thereof, for the purposes set forth in the notice. Management is not currently aware of any matters other than those referenced in this proxy statement that will be presented for action at the annual meeting.

                          RECORD DATE AND VOTING STOCK

     The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 is being mailed to each stockholder of the Company with the mailing of this proxy statement. Only holders of record of the Company's Voting Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series I Preferred Stock and Series 1999 Preferred Stock at the close of business on Friday, April 27, 2001, the record date, will be entitled to vote on each matter presented at the annual meeting or any adjournments or postponements thereof.

     As of the record date, the Company's outstanding voting securities consisted of 3,489,062 shares of Voting Common Stock, 63,690 shares of Series A Preferred Stock, 58,308 shares of Series B Preferred Stock, 39,109 shares of Series C Preferred Stock, 701 shares of Series I Preferred Stock and 142 shares of Series 1999 Preferred Stock. Under the Company's Certificate of Incorporation, as amended, each share of Voting Common Stock and each share of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock is entitled to one vote on each of the proposals specified in the Notice of Annual Meeting. Each share of Series I Preferred Stock and Series 1999 Preferred Stock is entitled to 2,500 votes and 4,000 votes, respectively, on each of the proposals specified in the Notice of Annual Meeting, representing one vote for each share of Voting Common Stock into which a single share of Series I Preferred Stock and Series 1999 Preferred Stock is convertible on the record date.

     The Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series I Preferred Stock and Series 1999 Preferred Stock are collectively referred to as "the Voting Preferred Stock" in this proxy statement. A plurality of the outstanding voting power of the Voting Common Stock and Voting Preferred Stock, present in person or represented by proxy at the annual meeting, and entitled to vote on this proposal at the annual meeting, voting together as a single class, is required to elect the director nominees. The affirmative votes of the majority of the outstanding voting power of the Voting Common Stock and Voting Preferred Stock, present in person or represented by proxy at the annual meeting, and entitled to vote on this proposal at the annual meeting, voting together as a single class, is required to approve the 2001 Equity Incentive Plan and to ratify the selection of Ernst & Young LLP as the independent auditor of the Company for the fiscal year ended December 31, 2001.

     Holders of the Company's Non-Voting Common Stock, par value $0.01 per share, Series J Preferred Stock, par value $0.01 per share, and Series 2000 Non-Voting Preferred Stock, par value $0.01 per share, are not entitled to vote on any of the matters brought before the annual meeting or any adjournment or postponement thereof.

     The holders of a majority of the Voting Common Stock and the Voting Preferred Stock, voting together as a single class and whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the annual meeting. If a quorum is not present or represented by proxy at the annual meeting, the stockholders entitled to vote at the annual meeting, present in person or represented by proxy, will have the power to adjourn the meeting from time to time, without notice other than announcement at the annual meeting, until a quorum is present or represented by proxy. At such adjourned meeting at which a quorum is present or represented by proxy, any business may be transacted which might have been transacted at the annual meeting as originally called. If the adjournment is for more than 30 days, or, if after the adjournment a new record date is set, a notice of adjourned meeting will be given to each stockholder of record entitled to vote at the annual meeting.

     In the election of directors, stockholders are not entitled to cumulate their votes and are not entitled to vote for a greater number of persons than the number of nominees named in the proxy statement. Votes are counted and the count is certified by an inspector of elections.

     For purposes of determining whether a proposal has received a majority vote, abstentions will be included in the vote totals, with the result that an abstention will have the same effect as a negative vote for all proposals other than the election of directors. For purposes of the election of directors, abstentions will not be counted as votes cast and will have no effect on the result of vote, although they will count toward the presence of a quorum. If a broker indicates that it is prohibited from exercising discretionary authority with respect to shares held of record by such broker, including shares held for beneficial holders that have not returned proxies (so-called "broker non-votes"), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote with respect to that matter. Abstentions and broker non-votes will, however, be treated as present for quorum purposes and may be entitled to vote on other matters.

     All duly executed proxies received prior to the annual meeting will be voted in accordance with the choices specified thereon. As to any matter for which no choice has been specified in a duly executed proxy, the shares of stock represented thereby will be voted (a) FOR the election as directors of the nominees listed herein, (b) FOR approval of the 2001 Equity Incentive Plan, (c) FOR the ratification of Ernst & Young LLP as the independent auditor of the Company for the fiscal year ended December 31, 2001, and (d) in the discretion of the persons named in the proxy in connection with any other business that may properly come before the annual meeting. A stockholder giving a proxy may revoke it at any time before it is voted at the annual meeting by filing with the secretary of the Company an instrument revoking it, by delivering a duly executed proxy bearing a later date, or by appearing at the annual meeting and voting in person.

     The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to solicitations by mail, regular employees of the Company may solicit proxies in person or by telephone. The Company will also reimburse brokers or other persons holding shares of stock in their names or in the names of their nominees for their reasonable expenses in forwarding proxy material to beneficial owners of stock.


                          OWNERSHIP OF COMMON STOCK BY
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth the number of shares of each class of stock beneficially owned as of December 31, 2000, by each person known by the Company to be the beneficial owner of more than 5% of the Company's Voting Common Stock as of December 31, 2000. Except as noted below, to the Company's knowledge, each stockholder listed below has sole voting and investment power with respect to all shares of stock shown beneficially owned by the stockholder.

    Name and Address of                                              Amount and Nature of     Percentage   Percentage of
     Beneficial Owner                    Title of Class                Beneficial Owner        of Class     Voting Power
     ----------------                    --------------                ----------------        --------     ------------
Amphion Investors (1)        Voting Common Stock                         1,429,350 (2)           27.4%           13.4%
590 Madison Avenue           Series A Preferred Stock                       63,691              100.0%            1.1%
New York, NY 10021           Series B Preferred Stock                       58,308              100.0%            1.0%
                             Series C Preferred Stock                       28,142               72.0%              *
                             Series I Preferred Stock                          584               84.9%           24.6%
                             Series J Preferred Stock                        1,992               99.3%            n/a
                             Series 2000 Non-Voting Preferred Stock          1,237              100.0%            n/a

PV Proceeds Holdings, Inc.   Voting Common Stock                           500,000 (3)            9.6%            n/a
3208 Commander Dr.           Series 1999 Preferred Stock                       140              100.0%            9.4%
Carrollton, TX 75006

J. P. Morgan                 Voting Common Stock                           275,169 (4)            5.3%            4.5%
Investment Corporation       Series I Preferred Stock                           56                8.2%            2.4%
60 Wall Street
New York, NY 10260

___________________
*   Less than 1%.

(1) See the following table regarding the beneficial ownership of the Amphion Investors.

(2) Includes 634,025 shares that the Amphion Investors have the right to acquire pursuant to warrants and options that are exercisable within 60 days.

(3) All 500,000 shares represent shares that PV Proceeds Holdings, Inc. has the right to acquire pursuant to warrants that are exercisable within 60 days.

(4) Includes 8,000 shares that J. P. Morgan Investment Corporation has the right to acquire pursuant to warrants that are exercisable within 60 days.

     The following table sets forth the number of shares beneficially owned by each of the Amphion Investors, which is defined to include Mr. Richard C.E. Morgan, a British citizen and Chairman of the board of directors of the Company ("Mr. Morgan"), Robert J. Bertoldi, a U.S. citizen and director of the Company ("Mr. Bertoldi"), Amphion Ventures, L.P., a Delaware limited partnership ("Amphion Ventures"), Amphion Partners L.L.C., a Delaware limited liability company ("Amphion Partners"), Amphion Investments L.L.C., a Delaware limited liability company ("Amphion Investments"), Antiope Partners L.LC., a Delaware limited liability company ("Antiope Partners"), VennWorks LLC, a Delaware limited liability company formerly known as incuVest L.L.C., ("VennWorks"), and XL Vision, Inc., a Delaware corporation ("XL Vision").

     Each of the Amphion Investors disclaims in its filings with the Securities and Exchange Commission that it holds any securities of the Company as a group, within the meaning of any applicable securities law or regulation. Amphion Partners is the sole general partner of Amphion Ventures. Messrs. Morgan and Bertoldi are the managing members of Amphion Partners, Antiope Partners and Amphion Investments. Mr. Morgan is the Chairman of the board of directors and the chief executive officer of VennWorks. Mr. Bertoldi is the president of VennWorks.

     Based on an amended Schedule 13D filed by certain of the Amphion Investors with the SEC on February 10, 2000, Amphion Ventures, Amphion Partners and Mr. Morgan share voting power with respect to certain of the shares owned by them. Also based on the Schedule 13D, Mr. Morgan shares voting power for the shares held by Amphion Investments, Antiope Partners and certain other shares held by Amphion Partners. Mr. Morgan disclaims beneficial ownership of the shares held by each of the Amphion Investors.


                                                                                                                       Total of
                                Amphion        Amphion        Amphion           Antiope      Venn           XL          Amphion
      Title of Class           Ventures        Partners      Investments        Partners     Works        Vision       Investors
      --------------           --------        --------      -----------        --------     -----        ------       ---------
Voting Common Stock             995,434 (1)      37,382           10,000          86,534         -       300,000       1,429,350
Series A Preferred Stock         63,691               -                -               -         -             -          63,691
Series B Preferred Stock         58,308               -                -               -         -             -          58,308
Series C Preferred Stock         28,142               -                -               -         -             -          28,142
Series I Preferred Stock            524               -                -              60         -             -             584
Series J Preferred Stock          1,847               -                -             145         -             -           1,992
Series 2000 Non-Voting              376               -                -               -       861             -           1,237

 ___________________

 (1) Includes warrants to purchase 634,065 shares of Common Stock that are exercisable within 60 days.

     The following table sets forth the number of shares of each class of stock beneficially owned as of December 31, 2000 by each director and director nominee who beneficially owns Voting Common Stock and the executive officers of the Company, and all of the Company's directors and executive officers as a group. The business address of each director and executive officer is c/o AXCESS Inc., 3208 Commander Drive, Carrollton, Texas 75006. To the Company's knowledge, each stockholder listed below has sole voting and investment power with respect to all shares of stock shown beneficially owned by the stockholder, except for Mr. Morgan's beneficial ownership, which is discussed in the introduction to the previous table above.


                                                                           Amount and
      Name of                                                               Nature of      Percentage      Percentage of
  Beneficial Owner               Title of Class                         Beneficial Owner    of Class        Voting Power
  ----------------               --------------                         ----------------    --------        ------------
Richard C.E. Morgan (1)    Voting Common Stock                               1,677,813        32.1%           17.6%
                           Series A Preferred Stock                             63,691       100.0%            1.1%
                           Series B Preferred Stock                             58,308       100.0%            1.0%
                           Series C Preferred Stock                             28,142        72.0%            0.5%
                           Series I Preferred Stock                                584        84.9%           24.6%
                           Series J Preferred Stock                              1,992        99.3%            n/a
                           Series 2000 Non-Voting Preferred Stock                1,237       100.0%            n/a

Robert J. Bertoldi (2)     Voting Common Stock                               1,479,350        27.4%           13.4%
                           Series A Preferred Stock                             63,691       100.0%            1.1%
                           Series B Preferred Stock                             58,308       100.0%            1.0%
                           Series C Preferred Stock                             28,142        72.0%            0.5%
                           Series I Preferred Stock                                584        84.9%           24.6%
                           Series J Preferred Stock                              1,992        99.3%            n/a
                           Series 2000 Non-Voting Preferred Stock                1,237       100.0%            n/a

Allan Griebenow (3)        Voting Common Stock                                 151,198         2.9%             *
Paul  J. Coleman, Jr. (4)  Voting Common Stock                                  78,090         1.5%             *
Gregory W. Haskell (5)     Voting Common Stock                                  67,500         1.3%             *
David J. Illingworth (6)   Voting Common Stock                                  50,000         1.0%             *
James R. Craig (7)         Voting Common Stock                                  47,843           *              *
Michael Uremovich (8)      Voting Common Stock                                  47,843           *              *

All Directors, Director    Voting Common Stock                               2,170,286        38.8%           17.6%
Nominees and               Series A Preferred Stock                             63,691       100.0%            1.1%
Executive Officers as      Series B Preferred Stock                             58,308       100.0%            1.0%
a group (8 individuals)    Series C Preferred Stock                             28,142        72.0%            0.5%
                           Series I Preferred Stock                                584        84.9%           24.6%
                           Series J Preferred Stock                              1,992        99.3%            n/a
                           Series 2000 Non-Voting Preferred Stock                1,237       100.0%            n/a

___________________
* Less than 1%.

(1) The number of shares of Voting Common Stock includes 245,463 shares held directly, 3,000 shares that Mr. Morgan has the right to acquire pursuant to options that are exercisable within 60 days, 1,500 shares held by Mr. Morgan's daughter, for which he disclaims beneficial ownership, 795,325 shares held by other entities within the Amphion Investors (defined in Note 1 to the immediately preceding table above), and 634,025 shares that entities within the Amphion Investors have the right to acquire pursuant to options and warrants that are exercisable within 60 days. As detailed in
     Note 1 to the immediately preceding table above, Mr. Morgan disclaims beneficial ownership of all shares beneficially owned by entities within the Amphion Investors.

(2) Includes 50,000 shares that Mr. Bertoldi has the right to acquire pursuant to options that are exercisable within 60 days. Includes 795,325 shares held by other entities within the Amphion Investors (defined in Note 1 to the immediately preceding table above), and 634,025 shares that entities within the Amphion Investors have the right to acquire pursuant to options and warrants that are exercisable within 60 days. As detailed in Note 1 to the immediately preceding table above, Mr. Bertoldi disclaims beneficial ownership of all shares beneficially owned by entities within the Amphion Investors.

(3) Includes 143,528 shares that Mr. Griebenow has the right to acquire pursuant to options that are exercisable within 60 days. Mr. Griebenow is the president and chief executive officer, and an 11% owner of the stock of PV Proceeds Holdings, Inc., a beneficial owner of more than 5% of the Company's Common Stock. Mr. Griebenow denies beneficial ownership of the shares of the Company's Common Stock owned by PV Proceeds Holdings, Inc.

(4) Includes 78,000 shares that Mr. Coleman has the right to acquire pursuant to options that are exercisable within 60 days.

(5) All 67,500 shares represent shares that Mr. Haskell has the right to acquire pursuant to options that are exercisable within 60 days.

(6) All 50,000 shares represent shares that Mr. Illingworth has the right to acquire pursuant to options that are exercisable within 60 days.

(7) All 47,843 shares represent shares that Mr. Craig has the right to acquire pursuant to options that are exercisable within 60 days.

(8) Includes 27,843 shares that Mr. Uremovich has the right to acquire pursuant to options that are exercisable within 60 days.

                           MANAGEMENT OF THE COMPANY

     The board elects executive officers annually at its first meeting following the annual meeting of stockholders. The following table sets forth, as of December 31, 2000, (a) the names of the current directors, the director nominees, and the executive officers of the Company, (b) their respective ages and (c) their respective positions within the Company.

             Name             Age                  Position
             ----             ---                  --------
       Richard C.E. Morgan    56       Chairman of the Board of Directors (1)(3)
       Allan Griebenow        48       Director, President and Chief Executive Officer (1)
       Robert J. Bertoldi     51       Director (2)
       Paul J. Coleman, Jr.   69       Director (2)(3)
       Gregory W. Haskell     44       Director (3)
       David J. Illingworth   47       Director (2)
       James R. Craig         41       Vice President, Secretary and Chief Financial Officer
       Michael Uremovich      47       Vice President, Sales
       ___________________

     (1)  Executive Committee

     (2)  Audit Committee

     (3)  Compensation Committee

     Richard C.E. Morgan has served as a director and Chairman of the board of the Company since 1985. Since 1986 he has been a managing member of Antiope Partners L.L.C. and Amphion Partners L.L.C. In November 1999, Mr. Morgan co-founded incuVest and since then, has served as its Chairman and Chief Executive Officer. In 1995, Mr. Morgan co-founded Amphion Capital Management L.L.C., a private equity and venture capital firm, and since then has served as one of its Managing Partners. From 1986 to 1998, Mr. Morgan was the Managing General Partner of Wolfensohn Partners L.P., the predecessor to Amphion Capital Management. Mr. Morgan currently serves as Chairman of Quidel Corp., a publicly traded company that manufactures and distributes rapid diagnostic tests. In addition, Mr. Morgan serves on the Board of Directors of the following publicly traded companies: Celgene Corp., which develops and markets biotechnology products; ChromaVision Medical Systems, Inc., which develops an automated cellular imaging system; and Indigo N.V., which is in the digital printing systems industry. Mr. Morgan is also a director of several private and non-profit companies, including Orbis International, Inc., a non-profit organization dedicated to fighting blindness worldwide.

     Allan Griebenow has served as a director, President and Chief Executive Officer of the Company since July 1999. He founded Prism Video, Inc. in 1994 and was Chief Executive Officer of Prism Video, Inc. from 1994 to July 1999. Mr. Griebenow spent the past 20 years in the telecommunications and advanced applications industries. He started his career in 1979 as a Presidential Management Intern with NASA, and holds a B.S. in Business Administration from the University of Maryland and an M.B.A. from San Francisco State University.

     Robert J. Bertoldi has served as a director of the Company since June
2000. Since January 2000, Mr. Bertoldi has been the President of VennWorks LLC, formerly known as incuVest L.L.C., a venture capital limited liability company that he co-founded. Since before 1995, Mr. Bertoldi has been a Managing Partner of Amphion Capital Management, LLC, and co-manager of Amphion Ventures, LP, an early-stage technology life sciences fund.

     Paul J. Coleman, Jr. has served as a director of the Company since 1982. He is president, chief executive officer, and a trustee of the Universities Space Research Association, a non-profit space research, technology and education company. Mr. Coleman is also a professor of space physics at the University of California at Los Angeles ("UCLA"). He also currently serves as a director of Quantrad Sensors, Inc., One Room Systems, Inc. and Southeast Interactive Technology, LLC. From 1993 through 1996, Mr. Coleman was the director of the National Institute for Global Environmental Change of the U.S. Department of Energy. From 1989 through 1993, he was the director of the Institute of Geophysics and Planetary Physics at UCLA.

     Gregory W. Haskell has served as a director of the Company since 1998. Since February 2001, Mr. Haskell has worked for incuVest L.L.C. From 1999 to 2001, he was a Managing Director of Internet Capital Group, Inc. Since June 1999, he served as a director at PaperExchange.com, Inc. From 1995 to 1999, Mr. Haskell was the President and Chief Operating Officer of XL Vision, Inc. From 1993 to 1995, Mr. Haskell served in various executive management positions at XL Vision, Inc.

     David J. Illingworth has served as a director of the Company since June 2000. Since January 2000, Mr. Illingworth has been the President and Chief Operating Officer of XL Vision, Inc. Since April 1998, Mr. Illingworth has been the Chairman of the board of VidaMed, Inc., a developer and marketer of medical device products. Since August 1999, he has also been the Executive Chairman of VidaMed. From April 1998 to August 1999, he was also the President and Chief Executive Officer of VidaMed, Inc. From September 1996 to March 1998, Mr. Illingworth was the Executive Vice President and President of the Home Care Business of Nellcor Puritan Bennett, a provider of products and services for respiratory-impaired persons. From January 1993 to September 1996, he was the Vice President - Field Operations, Marketing and Service of Nellcor Puritan Bennett.

     James R. Craig has served as Vice President, Secretary and Chief Financial Officer of the Company since August 1999. He was a co-founder and chief financial officer of CashNet Financial Group, Inc. in 1998. From 1996 to 1998 Mr. Craig was Vice President, Division Controller with Firstplus Financial, Inc. He was chief operating officer and chief financial officer of South Orient Railroad Company, Ltd. from 1992 to 1996. Mr. Craig has public accounting experience with Deloitte and Touche and holds a B.S. in accounting and computer science from Oklahoma State University.

     Michael Uremovich has served as Vice President of Sales & Marketing of the Company since July 1999. He was Vice President Sales & Marketing of Prism Video, Inc. from 1997 until 1999, when the Company acquired Prism Video, Inc.'s digital video technology. From 1992 to 1996 Mr. Uremovich held positions of Regional Sales Manager, Director of Sales, and Vice President, Sales & Marketing for Computrac, Inc. and for Amtech, both Dallas-based technology companies. Mr. Uremovich earned his B.S. in business administration and marketing from the University of Texas at Dallas.

Board Meetings and Committees of the Board

     The board of directors had six meetings during the fiscal year ended December 31, 2000. During the fiscal year ended December 31, 2000, all of the Company's incumbent directors attended at least 75 percent of (a) the total number of meetings of the board and (b) the total number of meetings held by all committees of the board on which he served.

     The board has a standing executive committee, compensation committee and audit committee. The principal responsibilities and membership of each committee are described in the following paragraphs.

     Executive Committee.  The executive committee has the authority to exercise substantially all of the powers of the board in the management and business affairs of the Company, except it does not have the authority to declare dividends, authorize the issuance of shares of the Company's Common Stock, modify the Company's Certificate of Incorporation or its Bylaws, adopt any agreement of merger or consolidation or recommend to the stockholders the sale, lease or exchange of all or substantially all of the Company's assets or
the dissolution of the Company.   Meetings of the board are held periodically
each year and special meetings are held from time to time. As a consequence, the occasions on which this committee is required to take action are limited. The members of this committee are Messrs. Morgan and Griebenow. The committee did not meet separately from the board during 2000.

     Compensation Committee. The compensation committee reviews the compensation of executive officers, except members of the committee, and makes recommendations to the board regarding executive compensation. This committee is presently comprised of Messrs. Morgan, Coleman and Haskell. The committee did not meet separately from the board during 2000.

     Audit Committee. The audit committee is responsible for reviewing the Company's accounting and financial practices and policies and the scope and results of the Company's audit. The audit committee is also responsible for recommending the selection of the Company's independent public accountants.
This committee is presently comprised of Messrs. Bertoldi, Coleman and Illingworth. The committee met separately from the board on two occasions during 2000.

     In 1999, the SEC approved amendments to Nasdaq's independent director and audit committee listing standards. Under these new standards, by June 14, 2001 the Company's audit committee must be comprised of at least two independent directors, and a majority of the members of the audit committee must be independent directors. The current members of the audit committee do not meet the independence standard, however, the Company intends to satisfy the new listing standards by the June 14, 2001 deadline.

Report of the Audit Committee

     The Company's board of directors adopted a formal written charter for its audit committee on June 8, 2000 in accordance with the recently adopted Nasdaq and SEC regulations regarding audit committees. The audit committee's charter is attached as Exhibit B to this proxy statement.

     In fulfilling its responsibilities as set forth in its charter, the audit committee reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2000. The audit committee also discussed with the Company's independent auditor, Ernst & Young LLP, the matters required to be discussed by the Codification of Statements on Auditing Standards 61, Communications with Audit Committees.

     The audit committee received the written disclosures and the letter from the Company's independent auditor, Ernst & Young LLP, required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, considered the compatibility of non-audit services with the auditor's independence and discussed with Ernst & Young LLP its independence from the Company.

     Based on these reviews and discussions and in reliance thereon, the audit committee recommended to the Company's board of directors that the Company's audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 and the board of directors approved the recommendation.

                                                Robert J. Bertoldi
                                                Paul J. Coleman, Jr.
                                                David J. Illingworth

                              INDEPENDENT AUDITORS

     Ernst & Young LLP served as the Company's independent auditors for the fiscal year ended December 31, 2000, and was recommended by the Company's board of directors to serve in this capacity for the fiscal year ended December 31, 2001, subject to ratification by the Company's stockholders. Notwithstanding this selection, the Company's board, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the board believes that this change would be in the stockholders' best interests. Representatives of Ernst & Young are expected to be present at the meeting to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

     Set forth below is a summary of certain fees that the Company paid to Ernst & Young for services in 2000 and for the 2000 audit. The engagement of Ernst & Young as the Company's auditors was recommended to the board by the audit committee, which considered, among other things, whether the provision of non-audit services is compatible with maintaining the auditors' independence.

Audit Fees

     The Company paid Ernst & Young an aggregate of $101,200 for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000, and the reviews of the Company's financial statements included in the Forms 10-Q for the first three quarters in 2000.

All Other Fees

     The Company paid Ernst & Young an aggregate of $23,000 for professional services rendered in 2000 other than for services described in the preceding paragraph. These professional services consisted of tax consulting and compliance. During 2000, Ernst & Young did not provide the Company financial information systems design and implementation services.

                    COMPENSATION OF THE COMPANY'S DIRECTORS

     The current policy of the Company is to pay each director who is not employed by the Company and who does not beneficially own more than 5% of the shares of Common Stock outstanding the compensation set forth in the Director Compensation Plan. Under the Director Compensation Plan, each eligible director receives an annual grant of 10,000 options to acquire Common Stock at an exercise price equal to the fair market value per share of the Common Stock at the time the option is granted. The annual grant customarily takes place shortly after each annual meeting of the Company's stockholders. All new board members receive 50,000 options to acquire Common Stock at an exercise price equal to the fair market value per share of the Common Stock on the date the board member is elected by the Company's stockholders. The Company has temporarily suspended paying any cash to eligible directors for preparing and attending meetings of directors and committees until the Company reports quarterly net earnings. Once the Company has reported net earnings for a fiscal quarter, the Company will reconsider paying additional cash consideration to eligible directors. While directors do not receive additional compensation for attending meetings, the Company pays ordinary and necessary out-of-pocket expenses for directors to attend board and committee meetings. Directors who are officers or employees of the Company receive no fees for service on the board or committees thereof.

                             EXECUTIVE COMPENSATION

     The following table summarizes the compensation earned by the Company's present Chief Executive Officer and its two other most highly compensated executive officers (whose annualized compensation exceeded $100,000), collectively, the "named executive officers," for services rendered in all capacities to the Company during the fiscal years ended December 31, 2000,1999, and 1998.

                                            Summary Compensation Table


                                                                                  Long-Term
                                                     Annual Compensation         Compensation
                                                     -------------------         ------------

                                                                                   Securities
                                                                                   Underlying        All Other
Name and Principal Position      Year           Salary ($)        Bonus ($)        Options (#)     Compensation ($)(2)
---------------------------      ----           ----------        ---------        -----------     -------------------
Allan Griebenow                   2000              $220,438           $34,014         124,112             $4,250
        President and Chief       1999 (1)            99,165            29,563         450,000              2,292
        Executive Officer

James R. Craig                    2000               178,065            19,000          41,372                  -
        Vice President,           1999 (3)            64,615             9,375         150,000                  -
        Secretary
        and Chief Financial
        Officer

Michael Uremovich                 2000               133,417            15,227          41,372              1,334
        Vice President of Sales   1999 (4)            60,207            22,442         150,000                548

 _____________
(1) Represents compensation earned from July 1999, when Mr. Griebenow joined the Company.

(2)  Represents the Company's contributions to 401(k) plans.

(3) Represents compensation earned from August 1999, when Mr. Craig joined the Company.

(4) Represents compensation earned from July 1999, when Mr. Uremovich joined the Company.

Employment Agreement with Mr. Griebenow

On July 16, 1999, the Company entered into an employment agreement with Allan Griebenow, under which Mr. Griebenow agreed to be the Company's president and chief executive officer. The agreement provides that Mr. Griebenow will receive a salary equal to $17,917 per month, a bonus payable within 90 days after the end of the Company's fiscal year of up to 30% of his base salary, and option grants to acquire 450,000 shares of the Company's Common Stock. If the Company terminates Mr. Griebenow's employment at any time without cause, as defined in the employment agreement, then Mr. Griebenow will be entitled to continue to receive his then current salary for the six-month period following his termination.

           OPTION GRANTS IN 2000 TO THE COMPANY'S EXECUTIVE OFFICERS

     The following table provides information regarding the stock options granted by the Company to named executive officers in the fiscal year ended December 31, 2000. Other than those persons listed in the following table, the Company did not grant any stock options to any other named executive officers. One-fourth of each of the options listed in the table below vests on the anniversary of the date of the option grant, beginning on the first anniversary of the date of the option grant, through the fourth anniversary of the date of the option grant.

                                                                  Individual Grants
                                                                                               Realizable Value at
                       Number of          % of                                      Assumed Annual Rates of Price Appreciation
                       Securities    Total Options                                                     for
                       Underlying      Granted to      Exercise or                               Option Term (1)
                        Options     Employees in       Base Price     Expiration    -------------------------------------------
        Name            Granted       Fiscal Year      ($/Sh) (2)        Date                5%                 10%
        ----            -------       ----------       ----------        ----                --                 ---
Allan Griebenow            124,112               37%          $5.50      2/2/2010             $429,365              $1,088,090
James R. Craig              41,372               12%           5.50      2/2/2010              143,126                 362,708
Michael Uremovich           41,372               12%           5.50      2/2/2010              143,126                 362,708
------------------------------------------------------------------------------------------------------------------------------

----------------------
(1) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the SEC and, therefore, are not intended to forecast possible future appreciation, if any, of the Company's stock price.

(2) The exercise price is equal to the closing price of the Common Stock on the date of the grant.

     AGGREGATE OPTION EXERCISES IN 2000 BY THE COMPANY'S EXECUTIVE OFFICERS

     The following table provides information as to options exercised, if any, by each of the named executive officers in 2000 and the value of options held by those officers at year-end measured in terms of the last reported sale price for the shares of the Company's Voting Common Stock on December 31, 2000 ($5.50 as reported on Nasdaq).

         Aggregate Option Exercises in 2000 and Year-End Option Values

                                                          Number of Securities Underlying         Value of Unexercised
                                                               Unexercised Options at             In-the-Money Options
                                                               December 31, 2000 (#)            At December 31, 2000 ($)
                                                          -------------------------------       ------------------------

                       Shares Acquired      Value
        Name           On Exercise (#)   Realized ($)      Exercisable        Unexercisable    Exercisable  Unexercisable
        ----           ----------------  ------------      -----------        -------------    -----------  -------------
Allan Griebenow               -   $           -               112,500            461,611         $168,750      $506,250
James R. Craig                -               -                37,500            153,870         $ 46,875      $140,625
Michael Uremovich           20,000       51,260 (1)            17,500            153,870         $ 26,250      $168,750

_____________

(1) On December 1, 2000, Mr. Uremovich exercised options to purchase 20,000 shares of Common Stock at an exercise price of $2.50 per share. The closing price of the Common Stock on December 1, 2000 was $5.063 per share. To date, Mr. Uremovich has not sold these 20,000 shares.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Series 2000 Non-Voting Preferred Stock Private Placement

     On March 29, 2000, the Company completed a private equity placement with the VennWorks LLC, a major stockholder of the Company. In connection with that transaction the Company received $5,000,000 and issued 500 shares of Series 2000 Preferred Stock. The Series 2000 Preferred Stock is subject to the optional redemption at any time by the Company, in whole or in part, at a redemption price per share equal to its stated value of $10,000, plus any accrued, but unpaid dividends thereon. The Company's optional right of redemption is subject to Series 2000 Preferred Stock holder's right to convert Series 2000 Preferred Stock, into Non-Voting Common Stock, within ten business days after the Company's notice of redemption. The Series 2000 Preferred Stock is also subject to the mandatory conversion by the Company into shares of the Company's Non-Voting Common Stock if (a) the closing bid price of the Company's Common Stock on the Nasdaq SmallCap Market is greater than $7.50 per share for a period of at least twenty consecutive trading days and (b) the trading volume of the Common Stock on the Nasdaq SmallCap Market is at least 50,000 shares per day as measured by Nasdaq during each of such twenty consecutive trading days.

Debt Conversions by Major Stockholder

     On September 30, 1999 the Company issued a 10% convertible note maturing on September 30, 2002 to Amphion Ventures, L.P., a major stockholder of the Company, under which the Company could borrow up to $6,000,000 from Amphion Ventures, L.P. Under this note, the Company borrowed $5,986,395 through December 31, 1999. On December 31, 1999 Amphion Ventures, L.P. elected to convert $3,323,423 of these borrowings into 332 shares of the Company's Series 2000 Preferred Stock. On April 1, 2000, Amphion Ventures, L.P. elected to convert an additional $150,000 of these borrowings into 15 shares of Series 2000 Preferred Stock. In consideration for this note, on September 30, 1999 and October 2, 2000 the Company issued warrants to Amphion Ventures, L.P. to purchase 180,362 shares and 117,999 shares, respectively, of Common Stock at $2.10 per share.

     On September 14, 2000 the Company issued a 9.5% convertible note to VennWorks LLC, in the principal amount of $400,000, plus additional amounts shown on the schedule of advances to the note. The principal outstanding under this note may be converted into securities of the Company at the option of VennWorks LLC. At December 26, 2000, borrowings under this note totaled $3,391,106, and were due and payable on demand by VennWorks LLC. On December 26, 2000, VennWorks LLC elected to convert $3,300,000 of these borrowings into 330 shares of Series 2000 Preferred Stock, leaving a balance of $91,106 outstanding under the note at December 31, 2000.

     On December 14, 2000, J. P. Morgan Investment Corporation, a major stockholder of the Company, agreed with the Company to extend the maturity date of the $400,000 balance remaining under the Note Purchase Agreement originally due December 31, 1999 by one year. The balance of the indebtedness under the senior notes issued under the Note Purchase Agreement will be due in full by the Company on December 14, 2001. The Company issued warrants to purchase 8,000 shares of Common Stock for $5.00 in consideration for extending the term of this indebtedness. The warrants were valued at $13,600, which is being amortized to interest expense over the remaining term of the loan.

Payment of Dividends on Preferred Stock

     The holders of the Series A, B and C Preferred Stock are entitled to receive dividends on each such share held by a holder at the annual rate of 10% of the original issue price of each such share payable in arrears, at the end of each quarter. Series I, J and 1999 Voting Preferred Stock are entitled to receive dividends on each such share held by a holder at the annual rate of 8% of the original issue price of each such share payable in arrears, semi annually. Dividends on these six series of preferred stock are payable in cash or additional shares of preferred stock, at the option of the Company or the holders of the preferred stock, as the case may be.

     During 2000, the Company issued (a) 5,999 shares of Series A Preferred Stock to the holders thereof as payment in full for $155,961 of accrued, but unpaid dividends on the Series A Preferred Stock, (b) 5,492 shares of Series B Preferred Stock to the holders thereof for $155,961 of accrued, but unpaid dividends on the Series B Preferred Stock, and (c) 3,685 shares of Series C Preferred Stock to the holders thereof for $111,239 of accrued, but unpaid dividends on the Series C Preferred Stock.

     During 2000, the Company issued (a) 53 shares of Series I Preferred Stock to the holders thereof for $526,128 of accrued, but unpaid dividends on the Series I Preferred Stock, and (b) 154 shares of Series J Preferred Stock to the holders thereof for $1,534,301 of accrued, but unpaid dividends on the Series J Preferred Stock.

     During 2000, the Company issued (a) 11 shares of Series 1999 Preferred Stock to the holders thereof as payment for $107,013 of accrued, but unpaid dividends of the Series 1999 Preferred Stock, and (b) 59 shares of Series 2000 Preferred Stock to the holders thereof for $593,445 of accrued, but unpaid dividends of the Series 2000 Preferred Stock.

     See the information in the stock ownership tables in "Ownership of Certain Beneficial Owners and Management" above for more information about the preferred stock holdings of the Company's major stockholders.

     Richard C.E. Morgan, the Chairman of the Company's board of directors, is the owner of 41.5% of Antiope Partners L.L.C., 41.643% of Amphion Partners L.L.C., 49.5% of Amphion Investments L.L.C., and, on a fully-diluted basis, 2.6258% of VennWorks LLC. Mr. Morgan disclaims beneficial ownership of all of the Company's shares held by these entities.

     Robert J. Bertoldi, a director of the Company, is the owner of 23.5% of Antiope Partners L.L.C., 23.5823% of Amphion Partners L.L.C., 33.0% of Amphion Investments L.L.C., and, on a fully-diluted basis, 0.5442% of VennWorks LLC. Mr. Bertoldi disclaims beneficial ownership of all of the Company's shares held by these entities.

Resignation of Independent Auditors

     KPMG LLP resigned as the Company's independent auditor on October 13, 1999. At a meeting held on October 19, 1999, the audit committee of the Company's board of directors approved the engagement of Ernst & Young LLP as its independent auditor for the fiscal year ended December 31, 1999, to replace the firm of KPMG LLP.

     The audit reports of KPMG LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for a statement in the audit reports that KPMG LLP believed the Company's recurring losses from operations and resulting continued dependence upon access to additional external financing raised substantial doubt about the Company's ability to continue as a going concern. In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1998 and December 31, 1997, and the subsequent interim period through October 12, 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure which, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter in its reports.

                    MATTERS TO BE BROUGHT BEFORE THE MEETING

                       PROPOSAL 1. Election of Directors

     Six persons currently serve on the board and are expected to continue to serve until the annual meeting. Unless contrary instructions are set forth in the proxy, it is intended that the persons named in the proxy will vote all shares of stock represented by the proxy for the election as directors of Messrs. Richard C.E. Morgan, Allan Griebenow, Paul J. Coleman, Jr., Gregory W. Haskell, Robert J. Bertoldi and David J. Illingworth. The six directors elected at the annual meeting will each serve for a term expiring on the date of the annual meeting in 2002. Directors of the Company are elected annually and hold office until their successors have been elected and qualified or their earlier resignation or removal. Should any nominee become unavailable for election, the board of directors of the Company may designate another nominee, in which case the persons acting under duly executed proxies will vote for the election of the replacement nominee, although management is not aware of any circumstances likely to render any nominee unavailable for election. Election of directors will be by a plurality of the votes cast. A stockholder may, in the manner set forth in the enclosed proxy card, instruct the proxy holder not to vote that stockholder's shares of stock for one or more of the named nominees. The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named herein. The Certificate of Incorporation of the Company, as amended to date, does not permit cumulative voting.

Required Affirmative Vote

     A plurality of the votes of the outstanding voting power of the Voting Common Stock and Voting Preferred Stock, present in person or represented by proxy at the annual meeting, and entitled to vote on this proposal at the annual meeting, voting together as a single class, is required to elect the director nominees. For information regarding the nominees for directors of the Company see "Management of the Company."

     The board of directors urges you to vote FOR each of the nominees for director set forth above.

            PROPOSAL 2.  Approval of the 2001 Equity Incentive Plan

     The Company believes that incentives and stock-based awards focus its employees, consultants and directors on the objective of creating stockholder value and promoting the Company's success. On April 25, 2001, the Company's board of directors adopted the 2001 Equity Incentive Plan (the "Plan"), subject to the approval of the Company's stockholders at the Annual Meeting of Stockholders. If the Plan is adopted, no future awards will be granted under the Company's 1991 Incentive Stock Option Plan or the Company's Director Compensation Plan after the date of the Annual Meeting of Stockholders.

Summary description of the Plan

     The following discussion summarizes the material provisions of the Plan. The Plan is attached as Exhibit A to this proxy statement because the following discussion is only a summary and does not contain all of the terms and provisions of the Plan.

  Purpose. The Plan is intended to attract and retain the services of employees, consultants and directors of the Company by providing them with incentives and stock-based awards as a reward for their contribution to the Company's success and to more closely align their interests with the interests of the Company's stockholders.

     Eligibility. Any employee, including an employee who is also a director or officer, non-employee director, or consultant to the Company or its subsidiaries is eligible to receive awards under the Plan at the discretion of the body that administers the Plan. Only employees are eligible to receive incentive stock options. Currently, there are 5 non-employee directors and approximately 44 officers and employees (including directors) who are considered to be eligible under the Plan. The body that administers the Plan will have sole responsibility for determining the participants to whom awards will be granted.

     Administration. The Plan is required to be administered by the board or a committee of the board consisting of at least two persons. If a committee of the board administers the Plan, each committee member must satisfy independence requirements under applicable tax and securities laws. The Plan is currently administered by the compensation committee of the board. Any member of the committee may be removed at any time, with or without cause, by resolution of the board. The board may fill any vacancies in the committee by appointment.

     Each award made to a participant under the Plan will be evidenced by an award agreement. The committee will set forth in each award agreement the award period, the date of grant, and other terms that are approved by the committee but not inconsistent with the Plan. The committee will determine whether an award will include one type of incentive or two or more incentives granted in combination. Although the members of the committee may receive awards, no member of the committee may participate in any decisions regarding any award granted under the Plan to that member.

     The committee also has the authority to:

     .  interpret the Plan,

     . prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan,

     . establish performance goals for an award and certify the extent of their achievement, and

     . make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan.

     Any interpretation, determination, or other action made or taken by the committee will be final, binding, and conclusive on all interested parties.

     The committee may delegate to officers of the Company the authority to perform specified functions under the Plan.

     If restrictions in the Plan that are based on the requirements of Rule 16b-3 of the Securities Exchange Act of 1934, Sections 422 or 163(m) of the Internal Revenue Code of 1986, the rules of the exchange on which the Company's Common Stock is traded, or any other applicable law are no longer required by applicable law, then the committee can grant awards that are not subject to such restrictions.

     Awards. The committee may grant or award stock options and restricted stock under the Plan. Awards may be granted singly, or in combination with other awards.

     Stock options may be granted as either "incentive stock options" or "non-qualified stock options." Stock options which are intended to qualify for special tax treatment under particular provisions of the Code are considered incentive stock options, and options which are not intended to so qualify are considered non-qualified stock options. See "Certain Federal Income Tax Aspects" below. The Company will not receive any consideration for granting or extending any stock options under the Plan.

     Restricted stock awards give the recipient the right to receive a specified number of shares of Common Stock upon terms, conditions and restrictions as the committee deems appropriate. Restrictions may include limitations on the right to transfer or pledge the restricted stock and forfeiture of the restricted stock upon the occurrence of specified events. Restricted stock awards may provide that these types of restrictions lapse after a specified term of employment is completed or other specified events occur. See "Restrictions" below.

     The maximum number of shares of Common Stock that may be issued under the Plan is 2,000,000, subject to adjustment for stock splits and similar events affecting the Common Stock. See "Adjustments" below. Shares to be issued under the Plan may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise, which purchases will be subject to normal brokerage fees and commissions. The Company is required to reserve and keep available sufficient shares of Common Stock to be issued under the Plan.

     The number of shares of Common Stock that may be issued under the Plan will be increased by (a) shares of Common Stock previously subject to awards that expire or are forfeited, terminated, settled in cash in lieu of Common Stock, or exchanged for awards that do not involve Common Stock, (b) any shares of Common Stock surrendered to the Company in payment of the exercise price of options issued under the Plan, and (c) shares of restricted stock forfeited for any reason, except that any dividends paid on shares of restricted stock before forfeiture will not be reused for grants or awards. In addition, only the "net" shares issued in the case of a share-for share exercise or "cashless" exercise under the Plan will be deemed to have been issued under the Plan for purposes of calculating the number of shares that have been issued under the Plan. However, the number of shares of Common stock subject to incentive stock options may not exceed, in the aggregate, 2,000,000 shares of Common Stock plus shares subject to incentive stock options that expire or are forfeited or terminated.

     Award Agreements. The grant of awards under the Plan will be authorized by the committee and will be evidenced by award agreements that set forth the incentives, the total number of shares of Common Stock subject to the incentives, the price, the award period, the purchase price, if any, the date of grant, any restriction period, and any other terms, provisions, limitations and performance objectives approved by the committee but that are not inconsistent with the Plan.

     Any award granted under the Plan must be granted within ten years after the date of adoption of the Plan. Options granted within ten years after the adoption of the Plan will continue to be effective in accordance with their terms and conditions. The grant of an award will not entitle the participant to, or disqualify the participant from, receipt of any other award under the Plan. If the committee establishes a purchase price for an award of restricted stock, the participant must accept the award by executing the applicable award agreement and paying the appropriate purchase price within the time period specified in the Plan or by the committee.

     The exercise period for a stock option may not extend longer than ten years from the date the stock option is granted and, in the case of incentive stock options, is limited to five years from the date of grant for certain employees owning more than 10% of the shares of the Company's outstanding Common Stock.

     The exercise price for a non-qualified stock option may be less than, equal to, or greater than the fair market value of the Common Stock on the date of grant. The exercise price for an incentive stock option for any share of Common Stock must be at least the fair market value of the Common Stock on the date of grant. In the case of incentive stock options granted to certain employees owning more than 10% of the outstanding shares of Common Stock, the exercise price for an incentive stock option must be at least 110% of the fair market value of the Common Stock on the date of grant.

     Exercise of Awards.   The committee may, in its sole discretion, determine
that a stock option will be immediately exercisable. On the date that the participant desires to exercise a stock option, called the exercise date, the participant must pay the total exercise price of the shares to be purchased by delivering to the Company (a) cash, check, bank draft, or money order in the amount of the exercise price, (b) shares of Common Stock, excluding restricted stock, with a fair market value equal to the exercise price, (c) an executed irrevocable option exercise form with irrevocable instructions from the participant to a broker or dealer, or (d) any other form of payment which is acceptable to the committee. If the participant fails to pay the exercise price on the exercise date or fails to accept delivery of the Common Stock to be issued upon exercise, the participant's option may be forfeited by the Company.

     Proceeds from the sale of shares of Common Stock pursuant to awards granted under the Plan will constitute general funds of the Company.

     If a participant delivers shares of Common Stock in payment of all or part of the exercise price of a stock option and/or if the Company withholds shares of Common Stock in satisfaction of the Company's tax withholding obligations upon exercise, then the committee may authorize the automatic grant to a participant so exercising a stock option, a replacement stock option. The replacement non-qualified stock option, called a reload stock option, would be to purchase that number of shares of Common Stock so delivered to or withheld by the Company, at an option exercise price equal to the fair market value per share of the Common Stock on the date of exercise of the original stock option. The option period for the reload stock option will commence on its date of grant and expire on the expiration date of the original stock option it replaces. The date of grant of a reload stock option will be the date that the stock option it replaces is exercised. A reload stock option will automatically vest and be exercisable in full after the expiration of six months from its date of grant.

     Restrictions. The grant of incentive stock options to each participant is subject to a $100,000 calendar year limit. Under this limit, participants cannot be granted an incentive stock option if the fair market value of the stock that could be issued during any calendar year under that option and all other Company incentive stock options the participant holds exceeds $100,000. The fair market value of the stock is determined as of the date of grant of the options. If any stock option granted under the Plan that is designated as an incentive stock option exceeds this limit, the stock option will be a non-qualified stock option to the extent that those limits are exceeded. See "Certain Federal Income Tax Aspects" below for additional limitations on incentive stock options.

     No participant may receive during any fiscal year of the Company awards covering an aggregate of more than 200,000 shares of Common Stock. The committee may grant an award that could be subject specified forfeiture restrictions that lapse when the participant satisfies continued employment or other vesting criteria. The committee has the right to withhold shares to satisfy a participant's income tax obligations associated with the exercise of an award granted under the Plan.

     Under the Plan, the committee determines the vesting schedule, restrictions or conditions, if any, applicable to any award granted. Once exercisable, awards may be exercised at any time during the award period in accordance with their terms. Restricted stock may be subject to specified restrictions and conditions, including length of continuous service, achievement of specific business objectives, increases in stock price, attainment of specified growth rates or other comparable measures of the Company's performance. Restricted stock certificates will have a legend referring to the terms, conditions, and restrictions applicable to the restricted stock. The committee may, in its discretion and in accordance with the terms of the Plan, accelerate any vesting schedule or otherwise remove any restrictions or conditions applicable to an award. A participant who owns restricted stock will have all of the rights of a stockholder of the Company, including the right to vote the shares and to receive any dividends on the Common Stock. Certificates for shares of Common Stock free of restriction will be delivered to the participant promptly after the restriction period expires.

     Incentive stock options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the participant only by the participant or the participant's legally authorized representative. The committee may waive or modify this limitation if it is not required for compliance with the tax laws.

     Although non-qualified stock options are not subject to as many restrictions on transfer as are incentive stock options, they generally are not assignable except under limited circumstances. The committee is entitled to allow all or a portion of a non-qualified stock option to be transferred to the spouse, former spouse, children or grandchildren of a participant, to trusts for the benefit of such family members and partnerships owned by such family members, and to certain charities, charitable trusts and charitable foundations. Transfers of this nature are required to be subject to the following conditions:
(a) no consideration may be furnished for the transfer, and (b) subsequent transfers of transferred non-qualified stock options by the transferee cannot be made except by will or the laws of descent and distribution. Following a transfer, non-qualified stock options will continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

     Termination and Forfeiture. Subject to the provisions of the particular award agreement, if the Company or any of its subsidiaries terminates the participant's employment with the Company and its subsidiaries, then a participant's awards will be exercisable as specified in the award agreement. If a participant forfeits non-vested shares of restricted stock and has paid consideration to the Company for such forfeited restricted stock, the committee will specify in the award agreement that either (a) the Company will be obligated to or (b) the Company may, in its sole discretion, elect to, pay to the participant in cash the lesser of the total consideration paid by the participant for the forfeited shares or the fair market value of the forfeited shares on the date of termination of service, as the committee selects.

     Adjustments. The Plan provides that the maximum number of shares issuable under the Plan as a whole and to each participant individually, the number of shares issuable upon exercise of outstanding stock options, the exercise prices of such awards, the number of shares subject to restricted stock awards, other numerical share limitations and the amount, if any, the Company pays for forfeited shares of Common Stock are subject to such adjustments as are appropriate to reflect any stock dividend, stock split, share combination, exchange of shares, recapitalization or increase or decrease in shares of Common Stock without receipt of consideration of or by the Company.

     If the Company merges or consolidates, transfers all or substantially all of its assets to another entity or dissolves or liquidates, then under certain circumstances a holder of an award will be entitled to purchase the equivalent number of shares of stock, other securities, cash or property that the award holder would have been entitled to receive had he exercised his award immediately prior to such event. Regardless of these adjustment provisions, all awards granted under the Plan may be canceled by the Company, in its sole discretion, if the Company is not the surviving or resulting corporation in a reorganization, merger, consolidation or share exchange, or any sale of all or substantially all of the assets of the Company is proposed, or any dissolution or liquidation of the Company occurs, if the Company (a) gives notice to each holder of the stock options that will be canceled and permits the purchase during the 30-day period preceding the effective date of any or all of the shares subject to such outstanding stock options, including, in the board's discretion, some or all of the shares as to which such stock options would not otherwise be vested or exercisable, or (b) pays the holder of the stock options that will be canceled fair compensation, as specified in the Plan.

     Discontinuance or Amendment of the Plan. The Plan provides that the board of directors may from time to time discontinue or amend the Plan without the consent of the participants or stockholders, unless stockholder approval is required by Sections 162(m), 421 and 422 of the Code. Subject to certain specified conditions, if an amendment to the Plan would adversely affect an outstanding award, the consent of the participant holding that award must be obtained.

Certain Federal Income Tax Aspects

     The following is a summary of the general rules of the current U.S. federal income tax law relating to awards granted under the Plan. The discussion is general in nature and does not take into account a number of considerations that may apply based on the circumstances of a particular participant under the Plan.

     Withholding. Withholding of federal taxes at applicable rates will be required in connection with any ordinary income realized by a participant by reason of the exercise of awards granted pursuant to the Plan. In the event of a participant's assignment of a non-qualified stock option, the participant who assigns the non-qualified stock option will remain subject to withholding taxes upon exercise of the non-qualified stock option by the transferee to the extent required by the Code.

     Non-qualified Stock Options. The granting of a non-qualified stock option will not result in federal income tax consequences to either the Company or the optionee. Upon exercise of a non-qualified stock option, the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price, and the Company will generally be entitled to a corresponding deduction.

     For purposes of determining gain or loss realized upon a subsequent sale or exchange of such shares, the optionee's tax basis will be the sum of the exercise price paid and the amount of ordinary income, if any, recognized by the optionee upon exercise of the option. Any gain or loss realized by an optionee on disposition of such shares generally will be a long-term capital gain or loss (if the shares are held as a capital asset for at least one year) and will not result in any tax deduction to the Company. The holding period commences upon exercise of the non-qualified stock option. The exercise of a non-qualified stock option will not trigger the alternative minimum tax consequences described below that are applicable to incentive stock options.

     Reload stock options, which were granted as non-qualified stock options, will have the same tax consequences any other non-qualified stock options granted under the Plan.

     Incentive Stock Options. In general, no income will be recognized by an optionee and no deduction will be allowed to the Company at the time of the grant or exercise of an incentive stock option granted under the Plan. When the stock received on exercise of the option is sold, provided that the stock is held for more than two years from the date of grant of the option and more than one year from the date of exercise, the optionee will recognize long-term capital gain or loss equal to the difference between the amount realized and the exercise price of the option related to such stock, and the Company will not be entitled to take a corresponding deduction.

     If these holding period requirements under the Code are not satisfied, the sale of stock received upon exercise of an incentive stock option is treated as a "disqualifying disposition", and the optionee must notify the Company in writing of the date and terms of the disqualifying disposition. In general, the optionee will recognize at the time of a disqualifying disposition ordinary income in an amount equal to the amount by which the lesser of (a) the fair market value of the Common Stock on the date the incentive stock option is exercised or (b) the amount realized on such disqualifying disposition, exceeds the exercise price. The optionee will also recognize capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the Common Stock on the date the incentive stock option is exercised (or capital loss to the extent of any excess of the exercise price over the amount realized on disposition). Any capital gain or loss recognized by the optionee will be long-term or short-term depending upon the holding period for the stock sold. The Company may claim a deduction at the time of the disqualifying disposition equal to the amount of the ordinary income the optionee recognizes. Certain special rules apply if an incentive stock option is exercised by tendering stock.

     Although an optionee will not realize ordinary income upon the exercise of an incentive stock option, the excess of the fair market value of the shares acquired at the time of exercise over the option price is included in "alternative minimum taxable income" for purposes of calculating the optionee's alternative minimum tax, if any, pursuant to Section 55 of the Code.

     Reload stock options, which were granted as incentive stock options, will have the same tax consequences any other incentive stock options granted under the Plan.

     Restricted Stock. A participant who receives a grant of restricted stock will not recognize any taxable income for Federal income tax purposes in the year of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). A participant's rights in restricted stock awarded under the Plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. However, the participant may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the participant does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse, less any amount paid by the participant for such shares, will be treated as compensation income to the participant and will be taxable in the year the restrictions lapse. The Company or one of its subsidiaries generally will be entitled to a compensation deduction for the amount of compensation income the participant recognizes.

     The amount of taxable gain arising from a participant's sale of shares of restricted stock acquired pursuant to the Plan is equal to the excess of the amount realized on such sale over the sum of the amount paid, if any, for the stock and the compensation element included by the participant in taxable income. For stock held for more than one year, the participant will realize long-term capital gain or loss upon disposition.

Resales by Participants

     Common stock acquired pursuant to awards granted under the Plan may be resold only in compliance with the requirements of the Securities Act of 1933 and applicable state securities laws.

     Persons not deemed to be affiliates of the Company within the meaning of the Securities Act may resell shares of Common Stock issued pursuant to the exercise of options granted under the Plan from time to time without limitation as to either the quantity of Common Stock sold or the period during which such Common Stock was held, provided such Common Stock is acquired upon exercise of an option while a registration statement under the Securities Act covering the issuance of such Common Stock is in effect.

     Persons who are "affiliates" of the Company as defined in Rule 405 pursuant to the Securities Act may resell shares acquired pursuant to the Plan only:

     . in accordance with the provisions of Rule 144 of the Securities Act (except that such affiliate is not required to meet the two-year holding period requirement of Rule 144 if such Common Stock is acquired upon exercise of an option while a registration statement covering the issuance of such shares is in effect) or some other exemption from registration under the Securities Act;

     . pursuant to an exemption from the registration requirements of the Securities Act; or

     .  pursuant to an effective registration statement.

Specific Benefits

     On June 8, 2000, the Company granted options to purchase 50,000 shares of the Company's Common Stock to each of Messrs. Bertoldi, Coleman, Haskell, and Illingworth under the Plan, subject to stockholder approval of the Plan. Messrs. Coleman and Haskell were each directors of the Company before and after the annual meeting of stockholders on June 6, 2000. Messrs. Bertoldi and Illingworth were elected to become directors of the Company at that annual meeting of stockholders. None of these four directors are employees of the Company.

     Pursuant to the terms of the Company's Director Compensation Plan described in greater detail in "Compensation of the Company's Directors" above, each eligible director will receive an annual option grant to purchase 10,000 shares of the Company's Common Stock, at an exercise price equal to the fair market value per share of the Common Stock on the date the option is granted. This annual grant will take place shortly after the annual meeting of the Company's stockholders on June 6, 2001. In addition to Messrs. Bertoldi, Coleman, Haskell and Illingworth, the Company has not determined which individuals will receive grants of options to purchase shares of Common Stock under the Plan in the future, nor the amount of options which will be granted.

     The following table provides information regarding the options granted on June 8, 2000, subject to stockholder approval of the Plan. The table also provides information regarding the options that the

Company anticipates will be granted under the Plan in the fiscal year ended December 31, 2001.


Name and Position                          Dollar Value ($)    Number of Options
-----------------                          ----------------    -----------------
All current directors who are not               0 (1)               240,000 (2)
    executive officers as a group
_________________
(1) As of April 25, 2001, the dollar value of each of the four options to purchase 50,000 shares of Common Stock is zero because the $6.25 exercise price of the options is greater than the $4.94 closing price of the Company's Common Stock on April 25, 2001. The exercise price of each of the four options to purchase 10,000 shares will be equal to the fair market value per share of Common Stock on the date the option is granted.

(2) Reflects an option to purchase 50,000 shares of the Common Stock, granted to each of four non-employee directors on June 8, 2000. Also reflects an option, pursuant to the Company's Director Compensation Plan, to purchase 10,000 shares of Common Stock, that the Company anticipates will be granted to each of four non-employee directors soon after the Company's annual meeting of stockholders on June 6, 2001.

     The board has approved the Plan and believes it to be in the best interest of the Company and its stockholders. All members of the board are eligible to receive awards under the Plan and thus have a personal interest in its approval.

     The board of directors recommends a vote FOR the approval of the 2001 Equity Incentive Plan.

Required Affirmative Vote

     The affirmative votes of the majority of the outstanding voting power of the Voting Common Stock and Voting Preferred Stock, present in person or represented by proxy at the annual meeting, and entitled to vote on this proposal at the annual meeting, voting together as a single class, is required to approve the Plan.

     The board of directors recommends a vote FOR the approval of the 2001 Equity Incentive Plan.

         PROPOSAL 3.  Ratification of Selection of Independent Auditor

     The board of directors has approved and recommends the appointment of Ernst & Young LLP, certified public accountants, to serve as independent auditor for the Company for the fiscal year ended December 31, 2001. Approval of the appointment of the accountants is being sought in order to give stockholders the opportunity to express their opinion on the matter. Should approval not be obtained, the board of directors would expect to reconsider the appointment.

     Members of Ernst & Young LLP are expected to attend the annual meeting and, if present, be available to answer appropriate questions which may be asked by stockholders. Such members will also have an opportunity to make a statement at the annual meeting if they desire to do so.

Required Affirmative Vote

     The affirmative votes of the majority of the outstanding voting power of the Voting Common Stock and Voting Preferred Stock, present in person or represented by proxy at the annual meeting, and entitled to vote on this proposal at the annual meeting, voting together as a single class, is required to ratify the selection of Ernst & Young LLP as the independent auditor for the Company for the fiscal year ended December 31, 2001.

     The board of directors urges you to vote FOR the ratification of Ernst & Young LLP as independent auditor of the Company.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the Company's 2002 annual meeting, and otherwise eligible, must be received by the Company no later than January 10, 2002, to be included in the Company's proxy material and form of proxy relating to that meeting. The mailing address of the Company for submission of any such proposal is given on the first page of this proxy statement. In addition, if the Company receives notice of a stockholder proposal after March 26, 2002, the persons named as proxies in the proxy statement for the 2002 annual meeting will have discretionary voting authority to vote on such proposal at the 2002 annual meeting.

                                    GENERAL

Section 16(a) Beneficial Ownership Reporting Compliance

     Under Section 16(a) of the Exchange Act, directors, certain officers and beneficial owners of 10% or more of the Company's Voting Common Stock are required from time to time to file with the SEC reports on Forms 3, 4 or 5, relating principally to transactions in Company securities by such persons. Based solely upon a review of Forms 3, 4 and 5 submitted to the Company during and with respect to 2000, all of these individuals or entities timely filed their respective Forms 3, 4 or 5 required by Section 16(a) of the Exchange Act during 2000, except for certain reports filed by Richard C.E. Morgan, the Chairman of the board of directors. Mr. Morgan filed a report on Form 4 for the month of July late, which reported five transactions. Mr. Morgan also filed a report on Form 4 for the month of August late, which reported one transaction. Mr. Morgan amended his report on Form 4 for the month of May to report one transaction late. Mr. Morgan also amended his report on Form 4 for the month of June to report three transactions late.

Counting of Votes

     All matters specified in this proxy statement that are to be voted on at the annual meeting will be by written ballot. Inspectors of election will be appointed, among other things, to determine the number of shares outstanding and the voting power of each, the shares represented at the annual meeting, the existence of a quorum and the authenticity, validity and effect of proxies, to receive votes or ballots, to hear and determine all challenges and questions in any way arising in connection with the right to vote, to count and tabulate all votes and to determine the result. See "Record Date and Voting Stock" above.

Other Business

     Management does not intend to bring any business before the annual meeting other than the matters referred to in the accompanying notice. If, however, any other matters properly come before the annual meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to the proxy in accordance with their best judgment on such matters to the extent permitted by applicable law and regulations. This discretionary authority includes matters that the board of directors does not know are to be presented at the annual meeting by others and any proposals of stockholders omitted from the proxy material pursuant to Rule 14a-8 of the Exchange Act.

Annual Report

     A copy of the Company's Form 10-KSB for the year ended December 31, 2000, which contains audited financial statements, accompanies this proxy statement. Upon written request to Investor Relations, AXCESS Inc., 3208 Commander Drive, Carrollton, Texas 75006, the Company will provide, without charge, copies of its Annual Report to the SEC on Form 10-KSB.

Documents Incorporated by Reference

     The Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 is incorporated herein by reference and is deemed to be a part of this proxy statement, except for information superseded by information in this proxy statement.

                                       By Order of the Board of Directors,


                                       James R. Craig, Secretary

April 30, 2001

                                   EXHIBIT A

                                 AXCESS, INC.
                          2001 EQUITY INCENTIVE PLAN

     The AXCESS Inc. 2001 Equity Incentive Plan (the "Plan") was adopted by the Board of Directors of AXCESS Inc., a Delaware corporation (the "Company"), effective as of April 25, 2001, subject to approval by the Company's stockholders .


                                   ARTICLE 1
                                    PURPOSE

     The purpose of the Plan is to foster and promote the long-term financial success of the Company and its Subsidiaries and materially increase the value of the Company and its Subsidiaries by (a) encouraging the long-term commitment of the Employees, Consultants, and Outside Directors of the Company and its Subsidiaries, (b) motivating performance of the Employees, Consultants, and Outside Directors of the Company and its Subsidiaries by means of long-term performance related incentives, (c) encouraging and providing Employees, Consultants, and Outside Directors of the Company and its Subsidiaries with an opportunity to obtain an ownership interest in the Company, (d) attracting and retaining outstanding Employees, Consultants, and Outside Directors by providing incentive compensation opportunities, and (e) enabling participation by Employees, Consultants, and Outside Directors in the long-term growth and financial success of the Company and its Subsidiaries.

     With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "1934 Act"). To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.


                                   ARTICLE 2
                                  DEFINITIONS

     For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

     2.1 "Award" means the grant of any Incentive Stock Option, Nonqualified Stock Option, Reload Option, or Restricted Stock whether granted singly or in combination (each individually referred to herein as an "Incentive").

     2.2 "Award Agreement" means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

     2.3 "Award Period" means the period set forth in the Award Agreement with respect to a Stock Option during which the Stock Option may be exercised, which shall commence on the Date of Grant and expire at the time set forth in the Award Agreement.

     2.4  "Board" means the board of directors of the Company.

     2.6  "Code" means the Internal Revenue Code of 1986, as amended.

     2.7 "Committee" means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

     2.8 "Common Stock" means the common stock, par value $0.01 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

     2.9 "Company" means AXCESS Inc., a Delaware corporation, and any successor entity.

     2.10 "Consultant" means any person performing advisory or consulting services for the Company or a Subsidiary, with or without compensation, to whom the Company chooses to grant an Award in accordance with the Plan, provided that bona fide services must be rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital raising transaction.

     2.11 "Corporation" means any entity that (i) is defined as a corporation under Code Section 7701 and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a "corporation" if it satisfies the definition of a corporation under Section 7701 of the Code.

     2.12 "Date of Grant" means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

     2.13 "Employee" means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the
Code) of the Company or any Subsidiary of the Company.

     2.14 "Fair Market Value" means, as of a particular date, (a) if the shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market System, the closing sales price per share of Common Stock on the Nasdaq National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc., or (d) if none of the above is applicable, such amount as may be determined by the Board (acting on the advice of an Independent Third Party, should the Board elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock.

     "Independent Third Party" means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Board may utilize one or more Independent Third Parties.

     2.15 "Incentive Stock Option" means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

     2.16 "Nonpublicly Traded" means not listed on a national securities exchange registered with the Securities and Exchange Commission or designated for trading on the Nasdaq National Market.

     2.17 "Nonqualified Stock Option" means a nonqualified stock option, granted pursuant to this Plan, to which Section 421 of the Code does not apply.

     2.18 "Option Price" means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

     2.19 "Outside Director" means a director of the Company who is not an Employee.

     2.20 "Participant" means an Employee, Consultant, or Outside Director of the Company or a Subsidiary to whom an Award is granted under this Plan.

     2.21 "Plan" means this AXCESS Inc. 2001 Equity Incentive Plan, as amended from time to time.

     2.22 "Reload Stock Option" means a Nonqualified Stock Option or an Incentive Stock Option granted pursuant to Section 8.3(b) hereof.

     2.24 "Reporting Participant" means a Participant who is subject to the reporting requirements of Section 16 of the 1934 Act.

     2.25 "Restricted Stock" means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.5 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

     2.26 "Retirement" means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee.

     2.27 "Stock Option" means a Nonqualified Stock Option, a Reload Stock Option or an Incentive Stock Option.

     2.28 "Subsidiary" means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and
(iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. "Subsidiaries" means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

     2.29 "Termination of Service" occurs when a Participant who is an Employee ceases to or a Consultant of the Company or any Subsidiary shall cease to serve as an Employee or Consultant of the Company and its Subsidiaries, for any reason; or, when a Participant who is an Outside Director of the Company or a Subsidiary shall cease to serve as a director of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a "Termination of Service" shall not be deemed to have occurred when a Participant who is an Employee becomes a
Consultant or an Outside Director or vice versa.   If, however, a Participant
who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Code section 422 upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option.

     2.30 "Total and Permanent Disability" means a Participant is qualified for long-term disability benefits under the Company's or Subsidiary's disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of ill health, physical or mental disability or any other reason beyond his or her control, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee; provided that, with respect to any Incentive Stock
                        -------- ----
Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code.


                                   ARTICLE 3
                                ADMINISTRATION

     Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the "Committee"). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

     If necessary to satisfy the requirements of Section 162(m) of the Code and/or Rule 16b-3 promulgated under the 1934 Act, membership on the Committee shall be limited to those members of the Board who are "outside directors" under
Section 162(m) of the Code and "non-employee directors" as defined in Rule 16b-3 promulgated under the 1934 Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

     The Committee shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination. Although the members of the Committee shall be eligible to receive Awards, no member of the

Committee shall participate in any decisions regarding any Award granted hereunder to such member. All decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

     The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

     The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee. Notwithstanding the foregoing, to the extent necessary to satisfy the requirements of Section 162(m) of the Code and/or Rule 16b-3 promulgated under the 1934 Act, any function relating to a Reporting Participant or a covered employee (as defined in Section 162(m) of the Code) shall be performed solely by the Committee.

     With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the 1934 Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company's securities are listed or quoted, or any other applicable law, rule or restriction (collectively, "applicable law"), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.


                                   ARTICLE 4
                                  ELIGIBILITY

     Any Employee (including an Employee who is also a director or an officer), Outside Director, or Consultant of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Outside Director, or Consultant of the Company or any Subsidiary. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards granted at different times need not contain similar provisions.
The Committee's determinations under the Plan (including without limitation determinations of which Employees, Outside Directors, or Consultants, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

                                   ARTICLE 5
                            SHARES SUBJECT TO PLAN

     5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 2,000,000 shares. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

     5.2  Reuse of Shares.  Subject to Section 5.2(c), if, and to the extent:

          (a) A Stock Option shall expire or terminate for any reason without having been exercised in full, or in the event that a Stock Option is exercised or settled in a manner such that some or all of the shares of Common Stock relating to the Stock Option are not issued to the Participant (or beneficiary) (including as the result of the use of shares for withholding taxes), the shares of Common Stock subject thereto which have not become outstanding shall (unless the Plan shall have sooner terminated) become available for issuance under the Plan; in addition, with respect to any share-for-share exercise or cashless exercise pursuant to Section 8.3 or otherwise, only the "net" shares issued shall be deemed to have become outstanding for purposes of the Plan as a result thereof.

          (b) If shares of Restricted Stock under the Plan are forfeited for any reason, such shares of Restricted Stock shall (unless the Plan shall have sooner terminated) become available for issuance under the Plan; provided, however, that if any dividends paid with respect to shares of Restricted Stock were paid to the Participant prior to the forfeiture thereof, such shares shall not be reused for grants or awards.

          (c) In no event shall the number of shares of Common Stock subject to Incentive Stock Options exceed, in the aggregate, 2,000,000 shares of Common Stock plus shares subject to Incentive Stock Options which are forfeited or terminated, or expire unexercised.


                                   ARTICLE 6
                                GRANT OF AWARDS

     6.1 In General. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years after the date of adoption of this Plan. The Plan shall be submitted to the Company's stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

     6.2 Stock Options. The grant of an Award of Stock Options shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth: (i) the Incentive or Incentives being granted, (ii) the total number of shares of Common Stock subject to the Incentive(s), (iii) the Option

Price, (iv) the Award Period, (v) the Date of Grant, and (vi) such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but not inconsistent with the Plan.

     6.3 Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock may be less than, equal to, or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

     6.4 Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company's stock transfer records.

     6.5 Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified performance goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan. The provisions of Restricted Stock need not be the same with respect to each Participant. If the Committee establishes a purchase price for an Award of Restricted Stock, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

               (a) Legend on Shares. Each Participant who is awarded or receives Restricted Stock shall be issued a stock certificate or certificates in respect of such shares of Common Stock. Such certificate(s) shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.11 of the Plan.

               (b) Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

                   (i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of

          Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

                   (ii) Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed in such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

                   (iii) The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on (i) length of continuous service, (ii) achievement of specific business objectives, (iii) increases in specified indices, (iv) attainment of specified growth rates, or (v) other comparable measurements of Company performance, as may be determined by the Committee in its sole discretion.

                   (iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

     6.6 Maximum Individual Grants. No Participant may receive during any fiscal year of the Company Awards covering an aggregate of more than 200,000 shares of Common Stock.

                                   ARTICLE 7
                             AWARD PERIOD; VESTING

     7.1  Award Period.

          (a) Subject to the other provisions of this Plan, the Committee shall specify in the Award Agreement the Award Period for a Stock Option. No Stock Option granted under the Plan may be exercised at any time after the end of its Award Period. The Award Period for any Stock Option shall be no more than ten (10) years from the Date of Grant of the Stock Option. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the Award Period of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

          (b) In the event of a Termination of Service of a Participant, the Award Period for a Stock Option shall be reduced or terminated in accordance with the Award Agreement.

     7.2 Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.


                                   ARTICLE 8
                             EXERCISE OF INCENTIVE

     8.1 In General. The Committee, in its sole discretion, may determine that a Stock Option will be immediately exercisable, in whole or in part, or that all or any portion may not be exercised until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

     8.2 Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

     8.3  Exercise of Stock Option.

          (a) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the "Exercise Date") which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock (excluding Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) so long as the Common Stock is not Nonpublicly Traded, by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion.

          (b) Reload Stock Options. In the event that shares of Common Stock are delivered by a Participant in payment of all or a portion of the exercise price of a Stock Option as set forth in Section 8.3(a) above and/or shares of Common Stock are delivered to or withheld by the Company in satisfaction of the Company's tax withholding obligations upon exercise in accordance with Section 15.6 hereof, then, subject to Article 10 hereof, the Committee may authorize the automatic grant to a Participant so exercising a Nonqualified Stock Option, a replacement Nonqualified Stock Option, and to a Participant so exercising an Incentive Stock Option, a replacement Incentive Stock Option (in either case, a "Reload Stock Option"), to purchase that number of shares so delivered to or withheld by the Company, as the case may be, at an option exercise price equal to the Fair Market Value per share of the Common Stock on the date of exercise of the original Stock Option (subject to the provisions of the Plan regarding Incentive Stock Options and, in any event not less than the par value per share of the Common Stock). The option period for a Reload Stock Option will commence on its Date of Grant and expire on the expiration date of the original Stock Option it replaces (subject to the provisions of the Plan regarding Incentive Stock Options), after which period the Reload Stock Option cannot be exercised. The Date of Grant of a Reload Stock Option shall be the date that the Stock Option it replaces is exercised. A Reload Stock Option shall automatically vest and be exercisable in full after the expiration of six (6) months from its Date of Grant. It shall be a condition to the grant of a Reload Stock Option that promptly after its Date of Grant, a stock option agreement shall be delivered to the Participant and executed by the Participant and the Company which sets forth the total number of shares subject to the Reload Stock Option, the option exercise price, the option period of the Reload Stock Option and such other terms and provisions as are consistent with the Plan.

          (c) Issuance of Certificate.  Except as otherwise provided in Section
     6.5 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant's Stock Option in the event of his death) at its principal business office promptly after the Exercise Date; provided that if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

          (d) Failure to Pay. If the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, the Participant's Stock Option and right to purchase such Common Stock may be forfeited by the Company.

     8.4 Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.


                                   ARTICLE 9
                          AMENDMENT OR DISCONTINUANCE

     Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely
                                                    ---------
affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.


                                  ARTICLE 10
                                     TERM

     The Plan shall be effective from the date that this Plan is approved by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on April 25, 2011, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

                                  ARTICLE 11
                              CAPITAL ADJUSTMENTS

     In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of the (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 6.6 of the Plan, (iv) the Option Price of each outstanding Award, and (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.5; provided however, that the number of shares of Common Stock (or other securities
--------
or property) subject to any Award shall always be a whole number. In lieu of the foregoing, if deemed appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Award. Notwithstanding the foregoing, no such adjustment or cash payment shall be made or authorized to the extent that such adjustment or cash payment would cause the Plan or any Stock Option to violate Code Section 422. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

     Upon the occurrence of any such adjustment or cash payment, the Company shall provide notice to each affected Participant of its computation of such adjustment or cash payment which shall be conclusive and shall be binding upon each such Participant.


                                  ARTICLE 12
                  RECAPITALIZATION, MERGER AND CONSOLIDATION

     12.1 No Effect on Company's Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure and its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     12.2 Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

     12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive. In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Stock Options, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Stock Options to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

     Notwithstanding the foregoing, however, all Stock Options may be canceled by the Company, in its sole discretion, as of the effective date of any such reorganization, merger, consolidation, or share exchange, or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

          (a) giving notice to each holder thereof or his personal representative of its intention to cancel such Stock Options and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares subject to such outstanding Stock Options, including in the Board's discretion some or all of the shares as to which such Stock Options would not otherwise be vested and exercisable; or

          (b) paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the exercise price per share of such Stock Option (hereinafter the "Spread"), multiplied by the number of shares subject to the Stock Option. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Stock Options shall be made, such as deeming the Stock Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.


                                  ARTICLE 13
                          LIQUIDATION OR DISSOLUTION

     Subject to Section 12.3 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) then in such event the Option Prices then in effect with respect to each

Stock Option shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.


                                  ARTICLE 14
                        INCENTIVES IN SUBSTITUTION FOR
                     INCENTIVES GRANTED BY OTHER ENTITIES

     Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees or directors of a corporation, partnership, or limited liability company who become or are about to become Employees or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.


                                  ARTICLE 15
                           MISCELLANEOUS PROVISIONS

     15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

     15.2 Nonpublicly Traded Common Stock. In the event a Participant receives, as Restricted Stock or pursuant to the exercise of a Stock Option, shares of Common Stock that are Nonpublicly Traded (as defined herein), the Committee may impose restrictions and conditions on the transfer or other disposition of those shares. The restrictions and conditions may be reflected in the Award Agreement or in a separate stockholders' agreement.

     15.3 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

     15.4 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

     15.5 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the

Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

     15.6 Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the 1934 Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

     15.7 Lock-up Agreement. The Company may require that an Award Agreement include a provision requiring a Participant to agree that in connection with an underwritten public offering of Common Stock, upon the request of the Company or the principal underwriter managing such public offering, no shares of Common Stock received by the Participant under such Award Agreement may be sold, offered for sale or otherwise disposed of without the prior written consent of the Company or such underwriter, as the case may be, for at least 180 days after the effectiveness of the registration statement filed in connection with such offering, or such longer period of time as the Board may determine, if all of the Company's directors and officers agree to be similarly bound. The obligations under this Section 15.7 shall remain effective for all underwritten public offerings with respect to which the Company has filed a registration statement, provided, however, that this Section 15.7 shall cease to apply to any such shares of Common Stock sold to the public pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act in a transaction that complied with the terms of the applicable Award Agreement.

     15.8 Tax Requirements. The Company shall have the right to deduct from all amounts hereunder paid in cash or other form, any Federal, state, or local taxes required by law to be withheld with respect to such payments. The Participant receiving shares of Common Stock issued under the Plan shall be required to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares of Common Stock. Notwithstanding the foregoing, in the event of an assignment of a Nonqualified Stock Option pursuant to Section 15.9, the Participant who assigns the Nonqualified Stock Option shall remain subject to withholding taxes upon exercise of the Nonqualified Stock Option by the transferee to the extent required by the Code or the rules and regulations promulgated thereunder. Such payments shall be required to be made prior to the delivery of any certificate representing such shares of Common Stock. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligation of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company's withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii).

     15.9 Stock Option Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant's legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.9 that is not required for compliance with Section 422 of the Code.

     Except as otherwise provided herein, Nonqualified Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option granted to a Participant to be on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in
Section 2522(c)(2) of the Code or any successor provision, provided that (x)
                                                           -------------
there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options shall be prohibited except those by will or the laws of descent and distribution.

     Following any transfer, any such Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term "Participant" shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options shall be exercisable by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option of any expiration, termination, lapse or acceleration of such Stock Option. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option that has been transferred by a Participant under this
Section 15.9.

     15.10 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

     15.11 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

          On the face of the certificate:

               "Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate."

          On the reverse:

               "The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain AXCESS Inc. 2001 Equity Incentive Plan, a copy of which is on file at the principal office of the Company in Carrollton, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan."

     The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

               "Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company."

     A copy of this Plan shall be kept on file in the principal office of the Company in Carrollton, Texas.

                                   **********

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of April 25, 2001 by its Chief Executive Officer and Secretary pursuant to prior action taken by the Board.



                                  AXCESS, INC.


                              By: /S/ ALLAN GRIEBENOW
                                  ----------------------------------------------
                              Name: Allan Griebenow
                                    --------------------------------------------
                              Title:  President and Chief Executive Officer
                                      ------------------------------------------

Attest:


By: /S/ JAMES R. CRAIG
    --------------------------
Name:   James R. Craig
        ----------------------
Title:  Secretary
        ----------------------

                                   EXHIBIT B

                                  AXCESS INC.
                            AUDIT COMMITTEE CHARTER

Organization

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise.

Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

     . The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend the replacement of the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

     . The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

     . The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-QSB. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

     . The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-KSB (or the annual report to shareholders if distributed prior to the filing of Form 10-KSB), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                                     PROXY

                                  AXCESS INC.


   Solicited on Behalf of the Company and Approved by the Board of Directors


The undersigned hereby constitutes and appoints Richard C.E. Morgan and Allan Griebenow, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, for and in the name, place, and stead of the undersigned, to appear at the 2001 Annual Meeting of Stockholders of AXCESS Inc. to be held on the 6th day of June, 2001 (pursuant to the Notice of Annual Meeting dated April 30, 2001, and accompanying proxy statement), and at any postponement or adjournment thereof, and to vote all of the shares of AXCESS Inc. that the undersigned is entitled to vote with all the powers and authority the undersigned would possess if personally present in accordance with the following instructions.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder.
If no direction is made, this proxy will be voted for proposals 1, 2 and 3.

1.     ELECTION OF DIRECTORS
[ ]  FOR all nominees listed below        [ ]  WITHHOLD AUTHORITY
(except as marked to the contrary).       to vote for all nominees listed below.

NOMINEES: Richard C.E. Morgan, Allan Griebenow, Paul J. Coleman, Jr., Gregory W. Haskell, Robert J. Bertoldi and David J. Illingworth.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write each individual's name in the space provided below).

---------------------------------------

2.     APPROVAL OF THE AXCESS INC. 2001 EQUITY INCENTIVE PLAN.

   [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

3.     RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITOR OF THE COMPANY.

   [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as properly come before the meeting.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: __________, 2001


                                    -----------------------------------------
                                    (Signature)


                                    -----------------------------------------
                                    (Signature if held jointly)